SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2003

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                File Number)        Identification Number)
Vermont                          000-28449           03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667                            (Zip Code)
Morrisville, VT                                      05661-0667

Registrant's telephone number, including area code:  (802) 888-6600

        (Former name or former address, if changed since last report)

                               Not applicable


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Item 9:  Regulation FD Disclosure

      At the close of business on May 16, 2003, the two subsidiaries (Union Bank and Citizens Savings Bank and Trust Company) of Union Bankshares, Inc. were successfully merged together with the surviving, state chartered bank being Union Bank headquartered in Morrisville, Vermont. Announcement of the planned merger was made on Form 8-K filed on February 19, 2003.


      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Union Bankshares, Inc.


May 19, 2003                         /s/ Kenneth D. Gibbons
                                     ------------------------------------
                                     Kenneth D. Gibbons, President

May 19, 2003                         /s/ Marsha A. Mongeon
                                     ------------------------------------
                                     Marsha A. Mongeon, Chief Financial Officer


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